Putnam
New York
Tax Exempt
Opportunities Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-03

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

While we are pleased to report positive results for Putnam New York Tax Exempt Opportunities Fund for the six months ended May 31, 2003, your fund also underperformed both its benchmark and its Lipper peer group average during the period. Details of these results can be found on page 9.

In the following report, your fund's management team discusses the reasons for the underperformance, in particular with regard to its standing among its peers. An overweighting in higher-yielding, lower-rated issues dampened fund results now but positions it for what the managers believe are potentially greater returns down the road. Meanwhile, significant declines in state and local tax revenues, accompanied by credit rating downgrades of both municipalities and the corporate beneficiaries of industrial development bonds, continued to plague the municipal bond market. The market was further tested as it faced the challenge of digesting a record level of new issuance during the period.

In bringing you this news of your fund's performance, we would also like to take the opportunity to tell you how much we appreciate your confidence in Putnam. We will continue to do our utmost to deliver the best possible results for your fund.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 16, 2003

REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam New York Tax Exempt Opportunities Fund's total return for the six months ended May 31, 2003, was 5.86% at net asset value and 0.87% at public offering price.

* The fund's performance lagged that of its benchmark, Lehman Municipal Bond Index, which returned 6.46%. The index has a higher overall credit quality than the fund.

* The fund also trailed its Lipper category, New York Municipal Debt Funds, which returned an average of 6.15%, primarily reflecting the fund's greater concentration in higher-yielding securities.

* In June 2003, Putnam's Trustees approved in principle the merger of your fund into Putnam New York Tax Exempt Income Fund, pending shareholder approval. See page 7 for more information.

* See the Performance Summary on page 9 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

In absolute terms, the first half of fiscal 2003 was a positive period for your fund. We attribute the fund's relative underperformance to its position in lower-rated, higher-yielding bonds. Over the long term, we believe these issues can have a positive effect on your fund's performance. The fund's benchmark index is composed entirely of investment-grade bonds and is nationally diversified.

Fund Profile

Putnam New York Tax Exempt Opportunities Fund seeks to provide high current income free from federal, New York state, and New York City income taxes, consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds issued in New York.

Differences in credit quality also affected the fund's performance relative to its Lipper peer group, as did disappointing results from a few portfolio holdings. The fund's small position in tobacco settlement bonds was also a negative, even though we reduced the fund's exposure to about 1% of assets. Specific holdings that hurt performance are discussed on pages 4 and 5.

* MARKET OVERVIEW

From December through April of the semiannual period, bond yields trended downward. After May 6, when the Federal Reserve Board changed its bias from "neutral" to "weakness," yields plummeted. During the period, municipal bonds slightly outperformed Treasuries and achieved positive returns overall.

Several factors contributed to a challenging investment environment. As the war with Iraq ended, investors focused more on the sluggish economy. State and local municipalities struggled with significant declines in tax revenues and subsequent downgrades in credit quality. The airline industry, which is linked to the municipal bond market because individual airlines often provide the credit backing for certain types of municipal issues, has struggled with higher costs and reduced passenger counts. This put some of the weaker carriers into bankruptcy, affecting prices of the municipal bonds they had backed. Other airlines appeared to bounce back late in the period. Lastly, the burgeoning supply of municipal bonds nationwide -- over $357 billion in municipal debt was issued in 2002 -- broke the all-time record. Supply has continued to swell in 2003 and is on track to exceed the previous year's record. This has had a dampening effect on municipal bond prices.

Tobacco settlement bonds, which had come under severe pressure from an unfavorable legal ruling in Illinois in March, recovered modestly in May. Despite the turnaround, we maintained our cautious stance toward these bonds. For a more detailed discussion about tobacco settlement bonds, see page 4.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 5/31/03

Bonds

Lehman Municipal Bond Index                                     6.46%
-----------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                     6.29%
-----------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity government bonds)                        4.70%
-----------------------------------------------------------------------
Citigroup World Government Bond Index                          14.34%
-----------------------------------------------------------------------

Equities

S&P 500 Index (broad stock market)                              3.87%
-----------------------------------------------------------------------
Russell 2000 Index (small- and midsize-company stocks)          9.34%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                          3.30%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 5/31/03.


* STRATEGY OVERVIEW

Throughout the first half of the fiscal year the fund has maintained its exposure to high-yielding securities, seeking opportunities for higher returns through the income and appreciation potential we believe they offer. To the extent possible in a single-state fund, we strive to spread risks out over different industries and regions, and diversify by attributes such as coupon rate, credit quality, and maturity. For example, we increased holdings in the transportation sector but diversified them by issuer.

Early in 2003, tax-exempt municipal bonds offered investors almost the same yield as comparable Treasury bonds. To take advantage of this opportunity, we established a cross-market arbitrage position, in which we bought intermediate-term municipal bonds and shorted 10-year Treasury futures contracts. We believed that when the relationship between yields returned to more normal levels, the fund would benefit. Our thesis was that if interest rates rise (causing bond prices to fall), the fund could have a loss on the municipal bonds, and yet, potential gains on the Treasury futures contracts could more than compensate for the loss. On the other hand, if rates fall (causing bond prices to rise), a loss on the Treasury futures contracts would be mitigated by an even greater gain on the municipal bonds. We have seen the latter scenario begin to develop as municipal bonds appreciated in price during the second half of the period.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED*

                            as of 11/30/02        as of 5/31/03

Transportation                   12.4%                20.6%

Utilities and power              13.3%                12.2%

Health care                      10.8%                 9.4%

Education                         5.6%                 9.0%

Water and sewer                   8.6%                 7.2%

Footnote reads:
*This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

* HOW KEY HOLDINGS AND ALLOCATIONS AFFECTED PERFORMANCE

We continue to have a constructive outlook for the recuperative powers of both New York City and the state, and we expect improving long-term results from the fund's lower-rated bonds. However, the road to recovery is unlikely to be smooth. Tax receipts are down across the state and weaker investor demand is keeping bond prices depressed. Prices of some general obligation bonds (GOs), which are backed by taxing authorities, have been affected by perceived credit weakness. These included New York City GOs, which made up over 4% of assets at the end of the period. Although New York City and New York State are very different entities, Moody's gives them both the same rating of A2, with a negative outlook for the City. Standard & Poor's rates the City A and the state AA. While it recently placed the state's debt on negative outlook, it recently removed its negative outlook on the City.

A few of the fund's industrial development bonds (IDBs) -- bonds issued by municipalities but backed by the credit of companies -- hurt performance during the first half of fiscal 2003. These included New York City Industrial Development Agency Revenue Bonds for Field Hotel Association, which is backed by a hotel near John F. Kennedy airport that has been hurt by the decline in international air travel. We trimmed the position and we are analyzing the situation further. Another disappointment was New York City Industrial Development Agency for Brooklyn Polytechnic University -- bonds issued to fund the construction of dormitory facilities to help attract new students for this primarily commuter school. Declining job prospects in the technology industry and a reduced number of student applications undermined the project. However, we decided to hold the position because the school's new CEO is already making some positive changes that we believe will help lead to a turnaround. We sold another weak performer, Cicero Local Development Corporation revenue bonds, issued to fund a community recreation project. Concerned about the project's progress, we eliminated the position.

Tobacco settlement bonds were the worst-performing sector during the period. These bonds are issued by municipalities and secured by cash payments made in satisfaction of legal judgments against the tobacco industry. Although they carry investment grade ratings, they are subject to special risks, and generally offer higher yields than other bonds of comparable quality. Among the special risks of investing in tobacco settlement bonds is the possibility that interest payments could be affected by further litigation against the tobacco industry. Furthermore, if the supply of bonds exceeds the demand, the value of the bonds could drop. We have always approached tobacco settlement bonds with caution.

While we continue to be concerned about various factors that may influence the price performance of these issues, we chose not to completely eliminate the fund's exposure. We sold the New York Tobacco Settlement Corporation bonds in January but retained Children's Trust Fund of Puerto Rico Tobacco Settlement bonds (5 1/2 coupon, maturing in
2039). Although the overall sell-off in tobacco settlement bonds in March depressed the prices of the fund's Puerto Rico tobacco settlement bonds, they are relatively sought after in the marketplace and have retained more of their value than similar bonds issued by other municipalities. Moreover, these bonds are well suited to our overall diversification strategy. The interest paid by Puerto Rico municipal bonds is tax exempt for all U.S. residents, which makes them attractive to managers of many single-state municipal bond portfolios and sometimes helps support prices.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA/VMIG1 -- 44.9%

Aa/AA -- 11.7%

A -- 14.4%

Baa/BBB -- 13.4%

Ba/BB -- 6.8%

B -- 8.0%

Other (Caa/CCC) -- 0.8%

Footnote reads:
* As a percentage of market value as of 5/31/03. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


IDBs backed by airlines have hurt the fund's performance during much of the past two years, but they rebounded in the latter part of the period. We sold the fund's high-yielding holdings in Port Authority of New York and New Jersey bonds for Continental/Eastern Airlines at Laguardia in January because we felt that those bonds had recovered to what we considered a fair value. Other airline-related holdings remain in the portfolio, including some British Airways IDBs.

Our purchases during the past six months have been geared to further expand the fund's diversification to the extent possible in a single-state fund. For example, in addition to retaining the Puerto Rico tobacco settlement bonds, we added some noncallable Puerto Rico GOs, (5 1/4 coupon, maturing in 2018), as well as Puerto Rico Electric Power Authority bonds (5% coupon, maturing in 2019), both insured. These bonds provide geographical diversification as well as relative safety, since insured bonds are rated AAA. Their noncallable feature helps ensure steady income and marketability.

Another recent purchase was Geneva, New York, Industrial Development bonds issued for Hobart and William Smith Colleges. Although these bonds are not rated by Moody's, Standard & Poor's gives them an A rating; they have a coupon of 5 3/8s, maturing in 2033. Hobart (an all-male college founded in 1822) and William Smith (a women's school) joined forces in 1943. The colleges' endowment has grown steadily, their approach to debt is conservative, and they have a strong enrollment record. We have continued to diversify holdings across the education sector.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

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  OF SPECIAL INTEREST

* Putnam Management has proposed, and the Trustees approved in principle, the merger of Putnam New York Tax Exempt Opportunities Fund into Putnam New York Tax Exempt Income Fund. Both funds invest in New York tax-exempt securities, have similar objectives and investment strategies, and are managed by the same team of investment professionals. A prospectus/proxy statement with more information is expected to be mailed to shareholders in August 2003.

* This report is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of any proxy. To receive a free copy of the prospectus/proxy statement relating to the merger (and containing important information about fees, expenses, and risk considerations) once a registration statement relating to the merger has been filed with the SEC and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement will also be available at no charge on the SEC's website (http://www.sec.gov.) Read the prospectus/proxy statement carefully before making any investment decisions.
--------------------------------------------------------------------------

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our current outlook for the municipal bond market is cautiously optimistic. The conflict with Iraq is largely over, and investors are focused on economic concerns on the home front. While serious issues remain, the level of uncertainty in the world seems to have eased, although we expect continued volatility. Further, we believe market yields will move higher in the near term as a weakening dollar, Federal Reserve Board policy, the recently enacted tax cut package, and growing federal budget deficits take effect.

Municipal budgets will continue to face significant pressures in the months ahead as governments wrangle with how to implement costly home-front protection measures while pushing tax cuts to stimulate economic growth. Historically, improvement in the credit quality of state and local governments has lagged a general economic recovery, so we expect municipal credit quality to remain fragile for some time to come. Over the next few months, the ratio of municipal bond yields to comparable Treasury yields is likely to return to more normal levels. Accordingly, we will look for opportunities to reduce our cross-market arbitrage position (by selling municipal bonds to cover the Treasury futures contracts) and we expect the fund to profit from the transactions.

In our opinion, the market continues to offer attractive value and compelling risk/reward characteristics. With credit spreads remaining very generous, we believe credit risk is worth taking in moderate amounts. We believe municipal bonds could perform well relative to other fixed-income sectors, because demand for the bonds is firm and supply should moderate as rates move higher. We believe we have positioned your fund to take advantage of the market's potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended May 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 11 for definitions of some terms used in this section.



TOTAL RETURN FOR PERIODS ENDED 5/31/03

                            Class A           Class B          Class C           Class M
(inception dates)          (11/7/90)         (2/1/94)         (7/26/99)         (2/10/95)
                          NAV      POP      NAV    CDSC      NAV     CDSC      NAV     POP
-------------------------------------------------------------------------------------------
6 months                 5.86%    0.87%    5.40%   0.40%    5.43%    4.43%    5.71%   2.25%
-------------------------------------------------------------------------------------------
1 year                   8.75     3.62     7.93    2.93     7.87     6.87     8.43    4.88
-------------------------------------------------------------------------------------------
5 years                 29.63    23.45    25.47   23.47    24.71    24.71    27.83   23.65
Annual average           5.33     4.30     4.64    4.31     4.51     4.51     5.03    4.34
-------------------------------------------------------------------------------------------
10 years                77.74    69.26    66.19   66.19    64.20    64.20    71.95   66.42
Annual average           5.92     5.40     5.21    5.21     5.08     5.08     5.57    5.23
-------------------------------------------------------------------------------------------
Annual average
(life of fund)           6.70     6.29     5.96    5.96     5.86     5.86     6.32    6.05
-------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes.
Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to
1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/03

                                                                  Lipper
                                                                 New York
                                              Lehman             Municipal
                                             Municipal           Debt Funds
                                            Bond Index        category average*
-------------------------------------------------------------------------------
6 months                                       6.46%                6.15%
-------------------------------------------------------------------------------
1 year                                        10.36                 9.19
-------------------------------------------------------------------------------
5 years                                       36.79                29.38
Annual average                                 6.47                 5.28
-------------------------------------------------------------------------------
10 years                                      89.42                73.49
Annual average                                 6.60                 5.65
-------------------------------------------------------------------------------
Annual average
(life of fund)                                 7.54                 6.88
-------------------------------------------------------------------------------

* Lipper and index results should be compared with fund performance at net asset value. Over the 6-month and 1-, 5-, and 10-year periods ended 5/31/03, there were 110, 100, 82 and 41 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/03

                       Class A        Class B        Class C        Class M
-------------------------------------------------------------------------------
Distributions
(number)                   6              6              6              6
-------------------------------------------------------------------------------
Income 1                $0.223145      $0.193961      $0.187784      $0.209489
-------------------------------------------------------------------------------
Capital gains 1            --             --             --             --
-------------------------------------------------------------------------------
  Total                 $0.223145      $0.193961      $0.187784      $0.209489
-------------------------------------------------------------------------------
Share value:          NAV     POP         NAV            NAV       NAV     POP
-------------------------------------------------------------------------------
11/30/02            $8.89   $9.33       $8.89          $8.91     $8.88   $9.18
-------------------------------------------------------------------------------
5/31/03              9.18    9.64        9.17           9.20      9.17    9.48
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2               4.75%   4.53%       4.12%          3.96%     4.46%   4.31%
-------------------------------------------------------------------------------
Taxable equivalent
(a) 3                7.84    7.48        6.80           6.54      7.37    7.12
-------------------------------------------------------------------------------
Taxable equivalent
(b) 3                8.16    7.79        7.08           6.81      7.67    7.41
-------------------------------------------------------------------------------
Current
30-day SEC
yield 4              3.68    3.51        3.04           2.89      3.39    3.27
-------------------------------------------------------------------------------
Taxable equivalent
(a) 3                6.08    5.80        5.02           4.77      5.60    5.40
-------------------------------------------------------------------------------
Taxable equivalent
(b) 3                6.33    6.03        5.23           4.97      5.83    5.62
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 39.45% federal income tax and New York state personal income tax rates or (b) maximum 41.82% federal, New York state, and New York City tax rates for 2003. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 6/30/03 (most recent calendar quarter)

                            Class A           Class B          Class C           Class M
(inception dates)          (11/7/90)         (2/1/94)         (7/26/99)         (2/10/95)
                          NAV      POP      NAV    CDSC      NAV     CDSC      NAV     POP
-------------------------------------------------------------------------------------------
6 months                 3.60%   -1.33%    3.27%  -1.74%    3.19%    2.19%    3.45%   0.11%
-------------------------------------------------------------------------------------------
1 year                   7.27     2.12     6.57    1.57     6.41     5.41     6.95    3.47
-------------------------------------------------------------------------------------------
5 years                 28.74    22.60    24.75   22.76    23.92    23.92    26.96   22.80
Annual average           5.18     4.16     4.52    4.19     4.38     4.38     4.89    4.19
-------------------------------------------------------------------------------------------
10 years                74.79    66.51    63.50   63.50    61.60    61.60    69.23   63.65
Annual average           5.74     5.23     5.04    5.04     4.92     4.92     5.40    5.05
-------------------------------------------------------------------------------------------
Annual average
(life of fund)           6.62     6.21     5.89    5.89     5.78     5.78     6.25    5.97
-------------------------------------------------------------------------------------------



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE INDEXES

Lehman Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and up to 10 years.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

S&P 500 Index is an unmanaged index of common  stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2003 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                     RATING(RAT)              VALUE
New York (88.0%)
-------------------------------------------------------------------------------------------------------------------
                    Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
         $1,460,000 (Albany Med. Ctr.), 6s, 5/1/29 (SEG)                                  BB+/P          $1,401,600
            500,000 (Charitable Leadership), Ser. A , 6s, 7/1/19                          Baa3              543,125
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A, AMBAC,
                    5 1/2s, 11/1/16                                                       Aaa             3,854,750
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Women's Christian Assn.), Ser. A, 6.4s, 11/15/29                     A/P             2,005,000
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Vassar College), 5.35s, 9/1/40                                       Aa2             1,078,750
          1,250,000 Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                    (Episcopal Church Home), Ser. A, 6s, 2/1/28                           B/P             1,245,313
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.),
                    Ser. A, 6.15s, 4/1/21                                                 Baa2            2,334,375
          2,000,000 Geneva, Indl. Dev. Agcy. Rev. Bonds (Hobart & William
                    Smith Project), Ser. A, 5 3/8s, 2/1/33                                A               2,160,000
          1,250,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29                     B+/P            1,109,375
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp. Rev.
                    Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                           Baa2            2,762,069
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,426,300
                    Long Island, Pwr. Auth. NY Elec. Syst. IFB
          5,000,000 9.114s, 12/1/24 (acquired 5/19/98,
                    cost $5,435,000) (RES)                                                BBB+/P          5,856,250
          5,000,000 MBIA, 8 3/4s, 4/1/12 (acquired 11/3/98,
                    cost $5,422,000) (RES)                                                AAA             6,100,000
          1,000,000 Madison Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Colgate U.), Ser. A, 5s, 7/1/23                                      Aa3             1,073,750
          2,500,000 Metropolitan Trans. Auth. Fac. Rev. Bonds
                    (Dedicated Tax Fund), Ser. A, MBIA, 6 1/4s, 4/1/11                    Aaa             3,109,375
                    Metropolitan Trans. Auth. Rev. Bonds, Ser. A
          3,500,000 FGIC, 5 1/2s, 11/15/19                                                Aaa             4,248,125
          1,000,000 AMBAC, 5 1/2s, 11/15/19                                               Aaa             1,158,750
          2,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             2,287,500
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Wartburg Senior Hsg., Inc.- Meadowview), 6.2s,
                    6/1/29                                                                B+/P              872,500
                    Nassau Cnty., G.O. Bonds, Ser. A, FGIC
          1,000,000 6s, 7/1/13                                                            Aaa             1,227,500
          2,300,000 6s, 7/1/11                                                            Aaa             2,774,375
            825,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 5/8s, 11/1/09                    BB+/P             863,156
          5,000,000 Niagara Falls, City School Dist. COP, 5 7/8s, 6/15/19                 Baa3            5,506,250
             80,000 NY City, City Transitional Fin. Auth. Rev. Bonds, Ser. C,
                    U.S. Govt. Coll., 5s, 5/1/26                                          AA+                92,000
                    NY City, G.O. Bonds
            300,000 Ser. B, 8 1/4s, 6/1/05                                                AAA               337,500
             45,000 Ser. F, 7.6s, 2/1/05                                                  A2                 45,695
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A               2,165,000
          3,525,000 Ser. B, 5 1/2s, 12/1/11                                               A2              4,005,281
          3,000,000 Ser. C, 5 1/4s, 8/1/11                                                A2              3,341,250
            800,000 NY City, IFB, AMBAC, 10.67s, 9/1/11                                   Aaa               829,000
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          7,490,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B-/P            6,375,863
          1,300,000 (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31              Baa3            1,373,125
          2,575,000 (Brooklyn Polytech. U. Project J), 6 1/8s, 11/1/30                    Ba1             2,349,688
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P            5,106,250
          2,500,000 (Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22                   BBB-            2,587,500
          1,440,000 (Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28                  BBB-            1,351,800
          1,000,000 (Field Hotel Assoc.), 3s, 11/1/28                                     CCC/P             600,000
            500,000 NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28                             Baa3              502,500
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
          2,025,000 (American Airlines, Inc.), 6.9s, 8/1/24                               Caa2              916,313
          1,250,000 (British Airways), 5 1/4s, 12/1/32                                    BBB-              862,500
          5,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, MBIA, 9.3s,
                    6/15/13                                                               Aaa             5,360,550
            500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.3s, 6/15/25                                                   VMIG1             500,000
          2,000,000 NY City, Transitional Fin. Auth. Rev. Bonds
                    (Future Tax), AMBAC, 5 1/4s, 8/1/15                                   Aaa             2,300,000
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U. Syst.), Ser. D, 8 3/4s, 7/1/03                               AA-               170,952
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         AA-             6,718,750
          1,950,000 (Our Lady of Mercy), FHA Insd., 6.3s, 8/1/32                          AAA             1,985,588
          1,000,000 (Mount Sinai Hlth.), Ser. C, 6s, 7/1/26                               Ba1             1,038,750
          1,340,000 (Schools PG - Issue 2), Ser. E, AMBAC, 5 3/4s, 7/1/19                 Aaa             1,551,050
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                         AAA             3,117,063
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B, MBIA, 5 3/4s, 7/1/09               Aaa             1,555,625
          1,000,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             1,227,500
          3,465,000 (School Dist. Fin. Project), Ser. A, MBIA, 5 1/4s, 10/1/11            AAA             4,049,719
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21                                     Aaa             2,172,500
            725,000 (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                         AA-               608,094
            750,000 NY State Dorm. Auth. VRDN (Oxford U. Press Inc.),
                    1.3s, 7/1/23                                                          VMIG1             750,000
                    NY State Energy Research & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 12.251s, 7/1/26                                               A+              2,475,000
          3,500,000 11.216s, 4/1/20                                                       A+              4,554,375
                    NY State Energy Research & Dev. Auth. Poll. Control
                    Rev. Bonds
          1,750,000 (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC, 7.2s,
                    7/1/29                                                                Aaa             1,890,385
          1,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              1,030,810
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
             70,000 Ser. B, 7 1/2s, 3/15/11                                               Aa2                70,353
            270,000 5 7/8s, 6/15/14                                                       Aaa               286,916
          1,740,000 5 7/8s, 6/15/14, Prerefunded                                          Aaa             1,862,131
            710,000 Ser. A, 5 7/8s, 6/15/14                                               Aaa               759,835
          4,300,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
                    FGIC, 6s, 4/1/14                                                      Aaa             4,563,289
             35,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      AA-                35,568
          3,000,000 NY State Thruway Auth. Rev. Bonds, Ser. A, MBIA,
                    5 1/4s, 4/1/12                                                        AAA             3,502,500
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20                                       AA-             1,994,619
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       AA-             3,963,825
          2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15                                        AA-             2,370,000
          5,000,000 (Ctr. for Indl. Innovation), Ser. A, 5 1/2s, 1/1/13                   AA-             5,875,000
            355,000 (Correctional Fac.), Ser. A, 5s, 1/1/28                               AA-               408,250
          1,000,000 Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P             915,000
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,062,500
            750,000 Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Arden Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                   BB-/P             772,500
            750,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa3              805,313
                    Port Auth. NY & NJ Rev. Bonds
          1,100,000 (Kennedy Intl. Arpt. - 5th Installment), 6 3/4s, 10/1/19              BB+/P           1,163,250
          1,000,000 (Kennedy Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11              BB+/P           1,073,750
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
            500,000 (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P              510,000
            500,000 (Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30                     B-/P              499,375
          1,000,000 (Huntington Hosp. Project), Ser. B, 5 7/8s, 11/1/32                   Baa1            1,050,000
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
          1,000,000 (Peconic Landing), Ser. A, 8s, 10/1/30                                B+/P            1,022,500
          2,000,000 (Nissequogue Cogen. Partners Fac.), 5 1/2s, 1/1/23                    BB+/P           1,887,500
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21                     BB-/P             853,000
                    Triborough Bridge & Tunnel Auth. Rev. Bonds
          1,870,000 MBIA, 5 1/2s, 11/15/21                                                Aaa             2,251,013
          2,000,000 MBIA, 5 1/2s, 11/15/18                                                AAA             2,435,000
          4,000,000 Ser. B, MBIA, 5 1/4s, 11/15/15                                        Aaa             4,765,000
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             4,515,000
          1,270,000 AMBAC, 5s, 11/15/12                                                   Aaa             1,470,025
          2,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A               2,152,500
            720,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BB                753,300
                                                                                                      -------------
                                                                                                        186,544,976

Puerto Rico (10.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 1/2s, 5/15/39                                                       A-              1,275,000
                    Cmnwlth. of PR, G.O. Bonds
          1,500,000 FGIC, 5 1/2s, 7/1/13                                                  Aaa             1,803,750
          1,250,000 (Pub. Impt.), MBIA, 5 1/4s, 7/1/18                                    AAA             1,476,563
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB, Ser. W, 9.353s,
                    7/1/08                                                                A               4,872,584
          3,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. AA, MBIA, 5 1/2s, 7/1/19                                         Aaa             3,641,250
          3,500,000 PR Elec. Pwr. Auth. Rev. Bonds, MBIA, 5s, 7/1/19                      AAA             4,046,875
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev. Bonds
                    (Cogen. Fac.- AES Project), 6 5/8s, 6/1/26                            Baa2            1,052,500
          2,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa             2,255,000
          1,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             1,580,618
                                                                                                      -------------
                                                                                                         22,004,140
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $196,213,544)                                              $208,549,116
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $212,038,362.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2003 was $11,956,250 or 5.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2003.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at May 31, 2003.

      The fund had the following industry group concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

            Transportation 20.6%
            Utilities & power 12.2

      The fund had the following insurance concentrations greater than 10% at May 31, 2003 (as a percentage of net assets):

            MBIA 21.8%
            FGIC 11.6

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2003 (Unaudited)

                       Market     Aggregate Face    Expiration    Unrealized
                       Value           Value          Date       Depreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr. (Short)      $19,186,858     $19,084,081      Sep-03       $(102,777)
------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $196,213,544) (Note 1)    $208,549,116
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,604,173
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              474,183
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      500,250
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             10,125
-------------------------------------------------------------------------------------------
Total assets                                                                    213,137,847

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                     13,356
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               261,646
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          386,943
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        261,793
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           24,719
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        24,405
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            770
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               96,741
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,112
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,099,485
-------------------------------------------------------------------------------------------
Net assets                                                                     $212,038,362

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $205,486,024
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         56,231
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (5,736,688)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       12,232,795
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $212,038,362

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($142,028,715 divided by 15,475,132 shares)                                           $9.18
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.18)*                                $9.64
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($62,913,813 divided by 6,857,970 shares)**                                           $9.17
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,010,776 divided by 544,689 shares)**                                              $9.20
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,085,058 divided by 227,437 shares)                                                $9.17
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.17)***                              $9.48
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2003 (Unaudited)
Interest income:                                                                 $6,041,698
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    518,115
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      119,584
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     7,534
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,690
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               138,420
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               262,944
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                24,748
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 5,037
-------------------------------------------------------------------------------------------
Other                                                                                60,432
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,141,504
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (6,036)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,135,468
-------------------------------------------------------------------------------------------
Net investment income                                                             4,906,230
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (141,728)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (1,279,805)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the period                                                                 8,104,359
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,682,826
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $11,589,056
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $4,906,230           $10,087,909
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,421,533)             (789,826)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              8,104,359               410,530
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   11,589,056             9,708,613
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax-exempt income
   Class A                                                             (3,451,470)           (7,180,627)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,342,167)           (2,776,283)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (103,787)             (169,226)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (47,198)              (98,124)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (1,752,003)            8,800,470
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            4,892,431             8,284,823

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   207,145,931           198,861,108
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $56,231 and $94,623, respectively)                                $212,038,362          $207,145,931
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                         Two months
Per-share                             May 31                                                            ended
operating performance               (Unaudited)                  Year ended November 30                Nov. 30+
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.89        $8.91        $8.62        $8.52        $9.19        $9.27
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .22          .46          .46          .47          .46          .07
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.01)         .29          .09         (.66)        (.08)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .51          .45          .75          .56         (.20)        (.01)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.47)        (.46)        (.46)        (.44)        (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.47)        (.46)        (.46)        (.47)        (.07)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.18        $8.89        $8.91        $8.62        $8.52        $9.19
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.86*        5.15         8.89         6.86        (2.33)        (.07)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $142,029     $137,270     $135,791     $129,535     $142,299     $166,816
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .44*         .87          .87          .86          .93          .17*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.47*        5.18         5.16         5.48         5.13          .79*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.57*       12.00         5.10         6.00         9.36         9.22*
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A (continued)
---------------------------------------------------------


Per-share                                    Year ended
operating performance                       September 30
---------------------------------------------------------
                                                1998
---------------------------------------------------------
Net asset value,
beginning of period                            $9.10
---------------------------------------------------------
Investment operations:
---------------------------------------------------------
Net investment income                            .46
---------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       .21
---------------------------------------------------------
Total from
investment operations                            .67
---------------------------------------------------------
Less distributions:
---------------------------------------------------------
From net
investment income                               (.47)
---------------------------------------------------------
From net realized gain
on investments                                  (.03)
---------------------------------------------------------
Total distributions                             (.50)
---------------------------------------------------------
Net asset value,
end of period                                  $9.27
---------------------------------------------------------
Total return at
net asset value (%)(a)                          7.55
---------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------
Net assets, end of period
(in thousands)                              $168,032
---------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       1.00
---------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       5.00
---------------------------------------------------------
Portfolio turnover (%)                         42.76
---------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                      ended                                                          Two months
Per-share                             May 31                                                            ended
operating performance               (Unaudited)                  Year ended November 30                Nov. 30+
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.89        $8.90        $8.61        $8.51        $9.19        $9.26
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .40          .41          .40          .06
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .28           --(c)       .29          .10         (.67)        (.07)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .47          .40          .69          .51         (.27)        (.01)
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.41)        (.40)        (.41)        (.38)        (.06)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.41)        (.40)        (.41)        (.41)        (.06)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.17        $8.89        $8.90        $8.61        $8.51        $9.19
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.40*        4.59         8.19         6.17        (3.08)        (.07)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,914      $62,850      $58,190      $53,894      $65,168      $68,513
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .77*        1.52         1.52         1.51         1.58          .28*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.14*        4.52         4.51         4.84         4.48          .68*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.57*       12.00         5.10         6.00         9.36         9.22*
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B (continued)
---------------------------------------------------------


Per-share                                    Year ended
operating performance                       September 30
---------------------------------------------------------
                                                1998
---------------------------------------------------------
Net asset value,
beginning of period                            $9.09
---------------------------------------------------------
Investment operations:
---------------------------------------------------------
Net investment income                            .40
---------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       .21
---------------------------------------------------------
Total from
investment operations                            .61
---------------------------------------------------------
Less distributions:
---------------------------------------------------------
From net
investment income                               (.41)
---------------------------------------------------------
From net realized gain
on investments                                  (.03)
---------------------------------------------------------
Total distributions                             (.44)
---------------------------------------------------------
Net asset value,
end of period                                  $9.26
---------------------------------------------------------
Total return at
net asset value (%)(a)                          6.86
---------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------
Net assets, end of period
(in thousands)                               $68,547
---------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       1.65
---------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       4.36
---------------------------------------------------------
Portfolio turnover (%)                         42.76
---------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                              May 31                                         July 26, 1999++
operating performance               (Unaudited)            Year ended November 30       to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.91        $8.93        $8.63        $8.52        $8.87
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .19          .39          .39          .40          .14
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.01)         .30          .11         (.35)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .48          .38          .69          .51         (.21)
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.40)        (.39)        (.40)        (.14)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.40)        (.39)        (.40)        (.14)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.20        $8.91        $8.93        $8.63        $8.52
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.43*        4.31         8.15         6.14        (2.39)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,011       $5,067       $2,880         $350         $247
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .84*        1.67         1.67         1.66          .61*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.07*        4.34         4.31         4.60         1.64*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.57*       12.00         5.10         6.00         9.36
-----------------------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                                          Two months
Per-share                              May 31                                                            ended
operating performance               (Unaudited)                    Year ended November 30               Nov. 30+
------------------------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.88        $8.90        $8.61        $8.51        $9.18        $9.25
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .21          .44          .43          .44          .43          .07
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29         (.02)         .29          .10         (.66)        (.07)
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .50          .42          .72          .54         (.23)          --
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.44)        (.43)        (.44)        (.41)        (.07)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.03)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.44)        (.43)        (.44)        (.44)        (.07)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $9.17        $8.88        $8.90        $8.61        $8.51        $9.18
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.71*        4.84         8.57         6.54        (2.64)        (.01)*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,085       $1,959       $2,000       $2,068       $2,447       $2,558
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .59*        1.17         1.17         1.16         1.23          .22*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.32*        4.88         4.86         5.18         4.84          .74*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 16.57*       12.00         5.10         6.00         9.36         9.22*
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M (continued)
----------------------------------------------------------


Per-share                                    Year ended
operating performance                       September 30
----------------------------------------------------------
                                                1998
----------------------------------------------------------
Net asset value,
beginning of period                            $9.08
----------------------------------------------------------
Investment operations:
----------------------------------------------------------
Net investment income                            .43
----------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       .21
----------------------------------------------------------
Total from
investment operations                            .64
----------------------------------------------------------
Less distributions:
----------------------------------------------------------
From net
investment income                               (.44)
----------------------------------------------------------
From net realized gain
on investments                                  (.03)
----------------------------------------------------------
Total distributions                             (.47)
----------------------------------------------------------
Net asset value,
end of period                                  $9.25
----------------------------------------------------------
Total return at
net asset value (%)(a)                          7.23
----------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------
Net assets, end of period
(in thousands)                                $2,433
----------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                       1.30
----------------------------------------------------------
Ratio of net investment income
to average net assets (%)                       4.71
----------------------------------------------------------
Portfolio turnover (%)                         42.76
----------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The fund may be affected by economic and political developments in the state of New York. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended May 31, 2003, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $3,188,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,817,000    November 30, 2008
        94,000    November 30, 2009
       277,000    November 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2003 approximately $189,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

The aggregate identified cost on a tax basis is $196,213,544, resulting in gross unrealized appreciation and depreciation of $15,817,530 and $3,481,958, respectively, or net unrealized appreciation of $12,335,572.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2003, the fund's expenses were reduced by $6,036 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $10,282 and $165 from the sale of class A and class M shares, respectively, and received $61,779 and $2,505 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2003, Putnam Retail Management, acting as underwriter, received $242 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $33,358,054 and $36,468,675, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    947,871          $8,531,311
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               222,606           1,996,578
---------------------------------------------------------------------------
                                             1,170,477          10,527,889

Shares repurchased                          (1,136,243)        (10,197,328)
---------------------------------------------------------------------------
Net increase                                    34,234            $330,561
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,927,893         $17,244,552
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               439,224           3,924,584
---------------------------------------------------------------------------
                                             2,367,117          21,169,136

Shares repurchased                          (2,171,364)        (19,381,618)
---------------------------------------------------------------------------
Net increase                                   195,753          $1,787,518
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    390,757          $3,506,498
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                98,236             875,511
---------------------------------------------------------------------------
                                               488,993           4,382,009

Shares repurchased                            (703,852)         (6,313,848)
---------------------------------------------------------------------------
Net decrease                                  (214,859)        $(1,931,839)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,389,780         $12,444,674
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               182,740           1,632,843
---------------------------------------------------------------------------
                                             1,572,520          14,077,517

Shares repurchased                          (1,034,510)         (9,245,273)
---------------------------------------------------------------------------
Net increase                                   538,010          $4,832,244
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     70,657            $638,801
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,308              74,685
---------------------------------------------------------------------------
                                                78,965             713,486

Shares repurchased                            (102,774)           (924,295)
---------------------------------------------------------------------------
Net decrease                                   (23,809)          $(210,809)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    651,976          $5,865,567
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,821             114,954
---------------------------------------------------------------------------
                                               664,797           5,980,521

Shares repurchased                            (418,879)         (3,764,214)
---------------------------------------------------------------------------
Net increase                                   245,918          $2,216,307
---------------------------------------------------------------------------

                                             Six months ended May 31, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,353             $74,687
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,319              29,736
---------------------------------------------------------------------------
                                                11,672             104,423

Shares repurchased                              (4,942)            (44,339)
---------------------------------------------------------------------------
Net increase                                     6,730             $60,084
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,465             $75,708
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,918              61,717
---------------------------------------------------------------------------
                                                15,383             137,425

Shares repurchased                             (19,549)           (173,024)
---------------------------------------------------------------------------
Net decrease                                    (4,166)           $(35,599)
---------------------------------------------------------------------------

Note 5
Actions by Trustees

On June 13, 2003 the Trustees approved in principle the merger of Putnam New York Tax Exempt Opportunities Fund into Putnam New York Tax Exempt Income Fund. The transaction is scheduled to occur in November 2003. It is subject to a number of conditions, including approval by the shareholders of the Putnam New York Tax Exempt Opportunities Fund, and there is no guarantee it will occur.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA052-88671  854/228/759  7/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: July 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: July 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: July 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: July 24, 2003